WRL SERIES FUND, INC.
                        WRL PILGRIM BAXTER MID CAP GROWTH
      SUPPLEMENT DATED MARCH 22, 2001 TO PROSPECTUS DATED DECEMBER 1, 2000

         THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE LEFT HAND COLUMN ON PAGE 55 UNDER THE HEADING "HOW THE FUND IS MANAGED AND ORGANIZED - WRL PILGRIM BAXTER MID CAP GROWTH":

         Effective March 21, 2001, WRL Pilgrim Baxter Mid Cap Growth is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is the president and chief investment officer of Pilgrim Baxter, and has been a growth stock manager for over 30 years.


WRL